UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/24/2013

InSite Vision Incorporated
(Exact name of registrant as specified in its charter)

Commission File Number:  0-22332

Delaware	94-3015807
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

965 Atlantic Ave.
Alameda, California 94501
(Address of principal executive offices, including zip code)

510-865-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 24, 2013, the Stock Plan and Compensation Committee of the Board of Directors of InSite Vision Incorporated (the "Company") determined 2012 bonuses under the Company's Annual Bonus Plan to be paid to the Company's named executive officers. The 2012 bonuses to be paid to each named executive officer are as follows: $250,800 for Timothy Ruane, Chief Executive Officer; $72,000 for Louis Drapeau, Vice President and Chief Financial Officer; $91,500 for Kamran Hosseini, Vice President, Clinical & Regulatory Affairs and Chief Medical Officer; $72,000 for Lyle M. Bowman, Ph.D., Vice President, Development; $60,800 for Surendra Patel, Vice President, Operations and Quality.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InSite Vision Incorporated

Date: January 28, 2013	By:	/s/ Louis Drapeau
Louis Drapeau
Vice President and Chief Financial Officer